UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014
__________________________________________

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)
__________________________________________

Ontario, Canada	0-31198	Not Applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada
(Address of principal executive offices and zip code)
(519) 434-1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

On May 27, 2014, Tribute Pharmaceuticals Canada Inc. (the “Company”) releases comments from President and CEO Rob Harris with regards to approval to list on TSX Venture Exchange.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Tribute Pharmaceuticals Canada Inc. Press Release, dated May 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

Date: May 27, 2014	By:	/s/ Scott Langille
Name: Scott Langille
Title Chief Financial Officer